SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    February 3, 1997
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                                 QPQ CORPORATION
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             (Exact name of registrant as specified in its charter)



          Florida                   1-12350                   65-0423147
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(State or other jurisdiction    (Commission File           (IRS Employer
 or incorporation)                  Number)                Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 531-5800
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          (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
            ---------------------------------------------

      (a) On February 3, 1997, Coopers & Lybrand resigned as the Company's auditors.

      (b) During the two most recent fiscal years and subsequent interim period through February 3, 1997, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

      (c) The report of Coopers & Lybrand for the fiscal year ended December 31, 1994 did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope or accounting principles. The report of Coopers & Lybrand for the fiscal year ended December 31, 1995 contained a modification as to the Company's ability to continue as a going concern.

      (d) The Company has requested Coopers & Lybrand to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K/A report to Coopers & Lybrand on March 25, 1997. The Company is filing such letter as an exhibit to this Form 8-K/A.

      (e) On February 5, 1997, the Board of Directors of the Company appointed Moore Stephens-Lovelace, Roby, P.L. as independent auditors of the Company for the fiscal year ended December 31, 1996.



ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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      (c)   Exhibits:

            (1) Letter of Coopers & Lybrand pursuant to Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QPQ CORPORATION


                                    By: /s/ Mitchell Rubinson
                                        -----------------------------------
                                          MITCHELL RUBINSON
                                          President


DATED:  March 19, 1997




















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